SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                             FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        April 23, 2018
                        Date of Report
               (Date of Earliest Event Reported)

                    ENDLESS CHARGE, INC.
       (Exact Name of Registrant as Specified in its Charter)

              ROUGH SOUND ACQUISITION CORPORATION
       (Former Name of Registrant as Specified in its Charter)

 Delaware                 000-55739                  81-4678961
(State or other    (Commission File Number)         (IRS Employer
jurisdiction                                          Number)
of incorporation)
                   246a N. Jackson Street
                Glendale, California 91206
      (Address of principal executive offices) (zip code)

                      818-649-4738
     (Registrant's telephone number, including area code)

ITEM 3.02 Unregistered Sales of Equity Securities

     On April 24, 2018, Endless Charge, Inc. (formerly Rough Sound Acquisition Corporation) (the "Registrant" or the "Company") issued 5,000,000 shares of its common stock pursuant to Section 4(a)(2) of the Securities Act of 1933 at par representing 91% of the total outstanding 5,500,000 shares of common stock as follows:

        Garry Mark Mupas    5,000,000

   With the issuance of the stock and the redemption of 19,500,000 shares of stock (discussed below), the Company effected a change in its control and the new majority shareholder(s) elected new management of the Company. The Company changed its name as part of the change in control. If the Company makes any acquisitions, mergers or other business combination, the Company will file a Form 8-K but until such time the Company remains a shell company.

ITEM 5.01    Changes in Control of Registrant

   On April 23, 2018, the following events occurred which resulted in a change of control of the Registrant:

      The Registrant cancelled an aggregate of 19,500,000 of the then 20,000,000 shares of outstanding stock valued at par.

      The then current officers and directors resigned.

      New officer(s) and director(s) were appointed and elected.

   The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G filed on January 18, 2017as amended and supplemented by the information contained in this report.

   The Registrant has been formed to develop, manufacture and sell portable Electronic Vehicle (EV) charging stations that will enable customers to charge their Electronic Vehicles while driving.

ITEM 5.02    Departure of Directors or Principal Officers;
             Election of Directors

   On April 23, 2018, the following events occurred:

     James M. Cassidy resigned as the Registrant's president, secretary and director.

     James McKillop resigned as the Registrant's vice president and director.

     Garry Mark Mupas was named the sole director of the Registrant.

The following persons were named to the offices of the Registrant appearing next to their names:

        Garry Mark Mupas         President, Chief Financial
                                 Officers and Secretary

Garry Mark Mupas serves as President, Chief Financial Officer,
Secretary and a director of the Company. In the past five years, Mr. Mupas has been the Chief Executive Officer of Liberte, a California corporation. Mr. Mupas has a Bachelor's degree in Broadcast
Journalism from the University of Southern California.

                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                            ENDLESS CHARGE, INC.


Date: April 24, 2018
                            /s/ Garry Mark Mupas
                            -------------------------------------
                            Garry Mark Mupas, President